Supplement to the
Fidelity Advisor
Focus Funds®
Class A, Class T, Class B, and Class C
September 29, 2003
Prospectus

The following information replaces the biographical information for Christian Zann found in the "Fund Management" section on page 32.

Joshua Spencer is manager for Advisor Consumer Industries Fund, which he has managed since January 2004. Mr. Spencer joined Fidelity Investments as a research analyst in 2000, after receiving an MBA from the University of Chicago. Previously, Mr. Spencer was a senior associate with ICF Kaiser Consulting Group, a consulting and engineering firm in Fairfax, Virginia from, 1996 to 1998.

AFOC-04-01 January 23, 2004
1.480125.132

Supplement to the
Fidelity Advisor
Focus Funds®
Institutional Class
September 29, 2003
Prospectus

The following information replaces the biographical information for Christian Zann found in the "Fund Management" section on page 29.

Joshua Spencer is manager for Advisor Consumer Industries Fund, which he has managed since January 2004. Mr. Spencer joined Fidelity Investments as a research analyst in 2000, after receiving an MBA from the University of Chicago. Previously, Mr. Spencer was a senior associate with ICF Kaiser Consulting Group, a consulting and engineering firm in Fairfax, Virginia from, 1996 to 1998.

AFOCI-04-01 January 23, 2004
1.479771.128